                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                   [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                  MAY 25, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at(212)449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal           SURF 2004-BC2
Account        Deutsche Bank
ML Coverage    Helen De Cambra
Completed      5/25/04 11:01 AM
Completed by   Alice
Bond
Comments:      AFC, stressed LIBOR scenario (1ML = 1st period 1.1%, 20%
               thereafter, 6ML=1st period 1.57%, 20% thereafter)

               80% Fixed ML pricing speed (16% HEP), 100% ARM ML pricing speed

                        AVAILABLE                              AVAILABLE                              AVAILABLE
PERIOD      DATE      FUNDS CAP (%)    PERIOD      DATE      FUNDS CAP (%)    PERIOD      DATE      FUNDS CAP (%)
------    --------    -------------    ------    --------    -------------    ------    --------    -------------
   0       6/24/04
   1       7/25/04        6.475          35       5/25/07        9.593          69       3/25/10       10.112
   2       8/25/04        9.249          36       6/25/07        9.262          70       4/25/10        9.106
   3       9/25/04        9.248          37       7/25/07        9.549          71       5/25/10        9.380
   4      10/25/04        9.246          38       8/25/07        9.221          72       6/25/10        9.050
   5      11/25/04        9.244          39       9/25/07        9.239          73       7/25/10        9.324
   6      12/25/04        9.243          40      10/25/07       10.056          74       8/25/10        8.995
   7       1/25/05        9.240          41      11/25/07        9.720          75       9/25/10        8.968
   8       2/25/05        9.237          42      12/25/07       10.016          76      10/25/10        9.239
   9       3/25/05        9.238          43       1/25/08        9.667          77      11/25/10        8.914
  10       4/25/05        9.232          44       2/25/08        9.641          78      12/25/10        9.184
  11       5/25/05        9.230          45       3/25/08       10.293          79       1/25/11        8.861
  12       6/25/05        9.225          46       4/25/08        9.694          80       2/25/11        8.834
  13       7/25/05        9.225          47       5/25/08        9.999          81       3/25/11        9.751
  14       8/25/05        9.219          48       6/25/08        9.648          82       4/25/11        8.781
  15       9/25/05        9.216          49       7/25/08        9.941          83       5/25/11        9.047
  16      10/25/05        9.216          50       8/25/08        9.594          84       6/25/11        8.729
  17      11/25/05        9.210          51       9/25/08        9.574          85       7/25/11        8.994
  18      12/25/05        9.210          52      10/25/08        9.916          86       8/25/11        8.678
  19       1/25/06        9.203          53      11/25/08        9.578          87       9/25/11        8.653
  20       2/25/06        9.199          54      12/25/08        9.867          88      10/25/11        8.915
  21       3/25/06        9.210          55       1/25/09        9.520          89      11/25/11        8.602
  22       4/25/06        9.190          56       2/25/09        9.493          90      12/25/11        8.863
  23       5/25/06        9.191          57       3/25/09       10.479          91       1/25/12        8.553
  24       6/25/06        9.180          58       4/25/09        9.441          92       2/25/12        8.528
  25       7/25/06        9.182          59       5/25/09        9.729          93       3/25/12        9.090
  26       8/25/06        9.170          60       6/25/09        9.387          94       4/25/12        8.480
  27       9/25/06        9.166          61       7/25/09        9.670          95       5/25/12        8.738
  28      10/25/06        9.169          62       8/25/09        9.330          96       6/25/12        8.432
  29      11/25/06        9.157          63       9/25/09        9.302          97       7/25/12        8.689
  30      12/25/06        9.161          64      10/25/09        9.583          98       8/25/12        8.385
  31       1/25/07        9.147          65      11/25/09        9.245          99       9/25/12        8.362
  32       2/25/07        9.142          66      12/25/09        9.524         100      10/25/12        8.617
  33       3/25/07        9.547          67       1/25/10        9.189         101      11/25/12        8.316
  34       4/25/07        9.271          68       2/25/10        9.161         102      12/25/12            -